UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 31, 2004

KHUBLA KHAN, INC.

(Exact name of Registrant as specified in its charter)

Utah	333-46114	87-0650976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

57-71 # High-Tech Industrial Park Nan Shan District ShenZhen P.R. China		51805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (011) 86 755-26983825

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 6, 2004, Kubla Khan, Inc. filed a Current Report on Form 8-K reporting the dismissal of Randy Simpson CPA, P.C. and the retention of Moores Rowland Mazars as the Company’s principal independent accountants.  This Amendment No. 1 to Form 8-K amends the 8-K filed by addition of the letter of Randy Simpson CPA, P.C. attached hereto as an Exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KHUBLA KHAN

By: /s/ YaLi Xu
Its: Chief Executive Officer
Dated: June 3, 2004